Exhibit 10.1

Execution Version

THIRD AMENDMENT

TO

AMENDED AND RESTATED CREDIT AGREEMENT

DATED AS OF DECEMBER 26, 2019

AMONG

CHESAPEAKE ENERGY CORPORATION,
AS THE BORROWER,

MUFG Union Bank, N.A.,
AS ADMINISTRATIVE AGENT,

AND

THE LENDERS
PARTY HERETO

THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

This Third Amendment to Amended and Restated Credit Agreement (this “Amendment”) dated as of December 26, 2019, is among Chesapeake Energy Corporation, an Oklahoma corporation (the “Borrower”), each of the undersigned guarantors (the “Guarantors”), each Lender (as defined below) party hereto, and MUFG Union Bank, N.A., as administrative agent for the Lenders (in such capacity, together with its successors and assigns, the “Administrative Agent”).

RECITALS

A.               The Borrower, the Administrative Agent and the banks and other financial institutions from time to time party thereto (together with their respective successors and assigns in such capacity, each a “Lender”) have entered into that certain Amended and Restated Credit Agreement dated as of September 12, 2018 (as amended, restated, modified and supplemented from time to time, the “Credit Agreement”).

B.                The Borrower has requested, and the Majority Lenders have agreed, to amend certain provisions of the Credit Agreement on the terms and conditions set forth herein to amend the Credit Agreement as provided in this Amendment.

C.                NOW, THEREFORE, to induce the Administrative Agent and the Lenders to enter into this Amendment and in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.    Definitions. Each capitalized term which is defined in the Credit Agreement but which is not defined in this Amendment, shall have the meaning assigned to such term in the Credit Agreement. Unless otherwise indicated, all section references in this Amendment refer to sections of the Credit Agreement.

Section 2.    Amendments to Credit Agreement.

2.1              Amendment of Section 1.1. The following defined term is hereby amended and restated in its entirety as follows:

“Exchange Junior Lien Debt” means any Junior Lien Debt (other than FLLO Debt) issued on or before December 31, 2019 the proceeds of which are used to either (a) exchange for then outstanding senior notes issued pursuant to the Indentures or (b) Refinance existing Indebtedness issued pursuant to the Indentures.

Section 3.    Effectiveness. This Amendment shall become effective on the date on which each of the conditions set forth in this Section is satisfied (the “Effective Date”):

3.1              The Administrative Agent shall have received duly executed counterparts (in such number as may be requested by the Administrative Agent) of this Amendment from (a) the Borrower, (b) each Guarantor, (c) the Administrative Agent, and (d) Lenders constituting at least the Majority Lenders.

3.2              No Default or Event of Default shall have occurred and be continuing as of the date hereof, immediately before and after giving effect to the terms of this Amendment.

3.3              All representations and warranties made by any Credit Party in the Credit Agreement or in the other Credit Documents are, to the knowledge of an Authorized Officer of the Borrower, true and correct in all material respects (unless such representations and warranties are already qualified by materiality or Material Adverse Effect, in which case they are true and correct in all respects) with the same effect as though such representations and warranties had been made on and as of the date hereof (except where such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects (unless such representations and warranties are already qualified by materiality or Material Adverse Effect, in which case they are true and correct in all respects) as of such earlier date).

3.4              All fees required to be paid pursuant to Section 13.5 to the extent invoiced at least three Business Days before the Effective Date (except as otherwise reasonably agreed by the Borrower) shall have been or will be substantially simultaneously paid.

Section 4.    Miscellaneous.

4.1              (a) On and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in each other Credit Document to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended or otherwise modified by this Amendment; (b) the execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any default of the Borrower or any right, power or remedy of the Administrative Agent or the Lenders under any of the Credit Documents, nor constitute a waiver of any provision of any of the Credit Documents; (c) this Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart; and (d) delivery of an executed counterpart of a signature page to this Amendment by telecopier or electronic mail shall be effective as delivery of a manually executed counterpart of this Amendment.

4.2              Neither the execution by the Administrative Agent or the Lenders of this Amendment, nor any other act or omission by the Administrative Agent or the Lenders or their officers in connection herewith, shall be deemed a waiver by the Administrative Agent or the Lenders of any defaults which may exist or which may occur in the future under the Credit Agreement and/or the other Credit Documents, or any future defaults of the same provision waived hereunder (collectively “Violations”). Similarly, nothing contained in this Amendment shall directly or indirectly in any way whatsoever either: (a) impair, prejudice or otherwise adversely affect the Administrative Agent’s or the Lenders’ right at any time to exercise any right, privilege or remedy in connection with the Credit Documents with respect to any Violations; (b) amend or alter any provision of the Credit Agreement, the other Credit Documents, or any other contract or instrument; or (c) constitute any course of dealing or other basis for altering any obligation of the Borrower or any right, privilege or remedy of the Administrative Agent or the Lenders under the Credit Agreement, the other Credit Documents, or any other contract or instrument. Nothing in this letter shall be construed to be a consent by the Administrative Agent or the Lenders to any Violations.

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4.3              The Borrower and each Guarantor hereby (a) acknowledges the terms of this Amendment; (b) ratifies and affirms its obligations under, and acknowledges, renews and extends its continued liability under, each Credit Document to which it is a party and agrees that each Credit Document to which it is a party remains in full force and effect, except as expressly amended or modified hereby; and (c) represents and warrants to the Lenders that as of the Effective Date, after giving effect to the terms of this Amendment: (i) all of the representations and warranties contained in each Credit Document to which it is a party are true and correct in all material respects (unless already qualified by materiality in which case such applicable representation and warranty shall be true and correct), except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct in all material respects (unless already qualified by materiality in which case such applicable representation and warranty shall be true and correct) as of such specified earlier date, and (ii) no Default or Event of Default has occurred and is continuing.

4.4              This Amendment is a Credit Document as defined and described in the Credit Agreement and all of the terms and provisions of the Credit Agreement relating to Credit Documents shall apply hereto.

4.5              THE CREDIT DOCUMENTS, INCLUDING THIS AMENDMENT, REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

4.6              THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their officers thereunto duly authorized as of the date first above written.

BORROWER:	CHESAPEAKE ENERGY CORPORATION

By:	/s/ Bryan J. Lemmerman
Name:	Bryan J. Lemmerman
Title:	Vice President – Business Development and Treasurer

GUARANTORS:	CHESAPEAKE LOUISIANA, L.P.

By:	CHESAPEAKE OPERATING, L.L.C., its general partner

By:	/s/ Bryan J. Lemmerman
Name:	Bryan J. Lemmerman
Title:	Vice President – Business Development and Treasurer

EMPRESS LOUISIANA PROPERTIES, L.P.

By:	EMLP, L.L.C., its general partner

By:	/s/ Bryan J. Lemmerman
Name:	Bryan J. Lemmerman
Title:	Vice President – Business Development and Treasurer

[Signature Page-Third Amendment]

CHESAPEAKE ENERGY CORPORATION
CHESAPEAKE AEZ EXPLORATION, L.L.C.
CHESAPEAKE APPALACHIA, L.L.C.
CHESAPEAKE E&P HOLDING, L.L.C.
CHESAPEAKE ENERGY LOUISIANA, LLC
CHESAPEAKE ENERGY MARKETING, L.L.C.
CHESAPEAKE EXPLORATION, L.L.C.
CHESAPEAKE LAND DEVELOPMENT COMPANY, L.L.C.
CHESAPEAKE MIDSTREAM DEVELOPMENT, L.L.C.
CHESAPEAKE NG VENTURES CORPORATION
CHESAPEAKE OPERATING, L.L.C., on behalf of itself and as the general partner of CHESAPEAKE LOUISIANA, L.P.
CHESAPEAKE PLAINS, LLC
CHESAPEAKE ROYALTY, L.L.C.
CHESAPEAKE VRT, L.L.C.
CHESAPEAKE-CLEMENTS ACQUISITION, L.L.C.
CHK ENERGY HOLDINGS, INC.
CHK UTICA, L.L.C.
COMPASS MANUFACTURING, L.L.C.
EMLP, L.L.C., on behalf of itself and as general partner of EMPRESS LOUISIANA PROPERTIES, L.P.
EMPRESS, L.L.C.
GSF, L.L.C.
MC LOUISIANA MINERALS, L.L.C.
MC MINERAL COMPANY, L.L.C.
MIDCON COMPRESSION, L.L.C.
NOMAC SERVICES, L.L.C.
NORTHERN MICHIGAN EXPLORATION COMPANY, L.L.C.
SPARKS DRIVE SWD, INC.
WINTER MOON ENERGY CORPORATION
BRAZOS VALLEY LONGHORN FINANCE CORP.
BRAZOS VALLEY LONGHORN, L.L.C.
BURLESON SAND LLC
BURLESON WATER RESOURCES, LLC
ESQUISTO RESOURCES II, LLC
PETROMAX E&P BURLESON, LLC
WHE ACQCO., LLC
WHR EAGLE FORD LLC
WILDHORSE RESOURCES II, LLC WILDHORSE RESOURCES MANAGEMENT COMPANY, LLC,

By:	/s/ Bryan J. Lemmerman
Name:	Bryan J. Lemmerman
Title:	Vice President – Business Development and Treasurer

[Signature Page-Third Amendment]

MUFG UNION BANK, N.A., as Administrative Agent

By:	/s/ Kevin Sparks
Name:	Kevin Sparks
Title:	Director

[Signature Page-Third Amendment]

MUFG BANK, LTD., as Lender

By:	/s/ Kevin Sparks
Name:	Kevin Sparks
Title:	Director

[Signature Page-Third Amendment]

WELLS FARGO BANK NATIONAL ASSOCIATION, as Lender

By:	/s/ David C. Brooks
Name:	David C. Brooks
Title:	Director

[Signature Page-Third Amendment]

jpmorgan chase bank, n.a., as Lender

By:	/s/ Arina Mavilian
Name:	Arina Mavilian
Title:	Authorized Signatory

[Signature Page-Third Amendment]

BANK OF AMERICA, N.A., as Lender

By:	/s/ Greg M. Hall
Name:	Greg M. Hall
Title:	Vice President

[Signature Page-Third Amendment]

BMO HARRIS BANK N.A., as Lender

By:	/s/ Patrick Johnston
Name:	Patrick Johnston
Title:	Director

[Signature Page-Third Amendment]

CITICORP NORTH AMERICA, INC., as Lender

By:	/s/ Dale R. Goncher
Name:	Dale R. Goncher
Title:	Vice President

[Signature Page-Third Amendment]

CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as Lender

By:	/s/ Ronald E. Spitzer
Name:	Ronald E. Spitzer
Title:	Managing Director

By:	/s/ Kathleen Sweeney
Name:	Kathleen Sweeney
Title:	Managing Director

[Signature Page-Third Amendment]

MIZUHO BANK, LTD., as Lender

By:	/s/ Edward Sacks
Name:	Edward Sacks
Title:	Authorized Signatory

[Signature Page-Third Amendment]

ROYAL BANK OF CANADA, as Lender

By:	/s/ Grace Garcia
Name:	Grace Garcia
Title:	Authorized Signatory

[Signature Page-Third Amendment]

ABN AMRO CAPITAL USA LLC, as Lender

By:	/s/ Darrell Holley
Name:	Darrell Holley
Title:	Managing Director

By:	/s/ Scott Myatt
Name:	Scott Myatt
Title:	Executive Director

[Signature Page-Third Amendment]

DNB CAPITAL LLC, as Lender

By:	/s/ Scott Joyce
Name:	Scott Joyce
Title:	Senior Vice President

By:	/s/ James Grubb
Name:	James Grubb
Title:	First Vice President

[Signature Page-Third Amendment]

EXPORT DEVELOPMENT CANADA, as Lender

By:	/s/ Trevor Mulligan
Name:	Trevor Mulligan
Title:	Financing Manager

By:	/s/ Mohamed Al-Serri
Name:	Mohamed Al-Serri
Title:	Senior Associate

[Signature Page-Third Amendment]

GOLDMAN SACHS BANK USA, as Lender

By:	/s/ David K. Gaskell
Name:	David K. Gaskell
Title:	Authorized Signer

[Signature Page-Third Amendment]

MORGAN STANLEY BANK, N.A., as Lender

By:	/s/ Kevin Newman
Name:	Kevin Newman
Title:	Authorized Signatory

[Signature Page-Third Amendment]

MORGAN STANLEY SENIOR FUNDING, INC., as Lender

By:	/s/ Kevin Newman
Name:	Kevin Newman
Title:	Vice President

[Signature Page-Third Amendment]

NATIXIS, NEW YORK BRANCH, as Lender

By:	/s/ Vikram Nath
Name:	Vikram Nath
Title:	Director

By:	/s/ Brian O’Keefe
Name:	Brian O’Keefe
Title:	Vice President, Portfolio Manager

[Signature Page-Third Amendment]